Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust Active Global Quality Income ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and Statement of Additional Information

July 1, 2026

Janus Henderson Group plc (“Janus Henderson Group”) is the parent company of Janus Henderson Investors US LLC (“Janus Henderson Investors”), the Fund’s investment sub-advisor. On June 30, 2026, Janus Henderson Group was acquired by Jupiter Company Limited, a company incorporated in Jersey (“Jupiter”), in a take-private transaction (the “Transaction”). Jupiter, formed for the purpose of completing the Transaction, is owned by, among others, funds affiliated with Trian Fund Management, L.P. and funds affiliated with General Catalyst Group Management, LLC. As a result of the Transaction, Janus Henderson Group is a wholly-owned subsidiary of Jupiter. Janus Henderson Investors remains an indirect wholly-owned subsidiary of Janus Henderson Group.

The closing of the Transaction may be deemed an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), resulting in the automatic termination of the Fund’s prior investment sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors L.P, the Fund’s investment advisor (“FTA”), and Janus Henderson Investors. In anticipation of the Transaction, the Board of Trustees of the Trust (the “Board”) approved a new investment sub-advisory agreement among the Trust, on behalf of the Fund, FTA and Janus Henderson Investors (the “New Sub-Advisory Agreement”), subject to shareholder approval. Further, to avoid any interruption of investment sub-advisory services for the Fund prior to receipt of shareholder approval of the New Sub-Advisory Agreement, the Board approved an interim investment sub-advisory agreement with Janus Henderson Investors for the Fund which is currently in effect and will remain in effect for a maximum period of 150 days from its effective date.

In addition, subject to shareholder approval, the Board has approved a “manager of managers” structure for the Fund (the “Manager of Managers Structure”). In general terms, if implemented, the Manager of Managers Structure would permit the Trust and FTA, subject to approval by the Board, to enter into and materially amend investment sub-advisory agreements for the Fund without obtaining shareholder approval.

The New Sub-Advisory Agreement and the Manager of Managers Structure will be submitted to the shareholders of the Fund for approval at a special meeting of shareholders of the Fund that is expected to be held later this year. There can be no assurance that the necessary percentage of shareholders will vote to approve the New Sub-Advisory Agreement or the Manager of Managers Structure.

Please Keep this Supplement with your Fund Prospectus

and Statement of Additional Information for Future Reference